                                                                   EXHIBIT 10.15

                       SECURITY AGREEMENT IN COPYRIGHTED WORKS


    This Security Agreement in Copyrighted Works (this "Agreement"), dated as of February 28, 1996, is made by TSW INTERNATIONAL, INC., a Georgia corporation ("Grantor"), which has a mailing address at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339, in favor of GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), which has a mailing address at 300 North Continental Blvd., Suite 200, El Segundo, California 90245.

                                       RECITALS

    A. GBC is providing financing to Grantor pursuant to the Loan and Security Agreement dated November 17, 1995 between GBC and Grantor (as amended from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Grantor has granted to GBC a security interest in all of Grantor's present and future assets, including without limitation all of Grantor's present and future general intangibles, and including without limitation the "Copyrights" (as defined below), to secure all of its present and future indebtedness, liabilities, guaranties and other obligations to GBC.

    B. To supplement GBC's rights in the Copyrights, Grantor is executing and delivering this Agreement.

    NOW, THEREFORE, for valuable consideration, Grantor agrees as follows:

    1. ASSIGNMENT. To secure the complete and timely payment and performance of all "Obligations" (as defined in the Loan Agreement), and without limiting any other security interest Grantor has granted to GBC, Grantor hereby hypothecates to GBC and grants, assigns, and conveys to GBC a security interest in Grantor's entire right, title, and interest in and to all of the following, now owned and hereafter acquired (collectively, the "Collateral"):

         (a) REGISTERED COPYRIGHTS AND APPLICATIONS FOR COPYRIGHT REGISTRATIONS. All of Grantor's present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in SCHEDULE A to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. Section 106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all of Grantor's present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and

                                      1.

all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

         (b) UNREGISTERED COPYRIGHTS. All of Grantor's present and future copyrights which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in SCHEDULE B to this Agreement, and any and all royalties, payments, and other amounts payable to Grantor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

         (c) LICENSES. All of Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in SCHEDULE C to this Agreement (the "Licenses").

         (d) ACCOUNTS RECEIVABLE. All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

         (e)  All cash and non-cash proceeds of any and all of the foregoing.

    2.   REPRESENTATIONS.  Grantor represents and warrants that:

         (a) Each of the Copyrights is valid and enforceable (except to the extent that the Unregistered Copyrights must be registered to be enforced);

         (b) Except for the security interest granted hereby and the non-exclusive licenses granted to Grantor's licensees with respect to the Copyrights in the ordinary course of business of Grantor, Grantor is (and upon creation of all future Copyrights, will be) the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the Copyrights and other Collateral, free and clear of any liens, charges, or encumbrances;

         (c) There is no pending claim that the use of any of the Copyrights does or may infringe upon or violate the rights of any third person nor does Grantor have knowledge of any pending or threatened infringement of any of the Copyrights by any third person.

                                      2.

         (d) Listed on SCHEDULES A AND B are all copyrights owned by Grantor, in which Grantor has an interest, or which are used in Grantor's business.

         (e) Listed on SCHEDULE C are all Licenses to which Grantor is a party.

         (f) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Grantor or is an employee of Grantor acting within the scope of his or her employment and was such an employee at the time of said creation.

         (g) All of Grantor's present and future software, computer programs and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Grantor (collectively, "Receivables"), have been and shall be registered with the United States Copyright Office prior to the date Grantor requests or accepts any loan from GBC with respect to such Receivables and prior to the date Grantor includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to GBC, and Grantor shall provide to GBC copies of all such registrations promptly upon the receipt of the same. Without limiting the generality of the foregoing, Grantor agrees to provide GBC with a monthly report, signed by the president, chief financial officer, or secretary of Grantor, whereby Grantor shall expressly renew the representations and warranties contained in this Section 2, and which shall have attached thereto updated versions of the Schedules provided for in this Section 2.

    3. COVENANTS. Until all of the Obligations have been satisfied in full and the Loan Agreement has terminated:

         (a) Grantor shall not grant a security interest in any of the Copyrights or other Collateral to any other person and shall not enter into any agreement or take any action that is inconsistent with Grantor's obligations hereunder or Grantor's other Obligations or would impair GBC's rights, under this Agreement or otherwise, without GBC's prior written consent:

         (b)  Grantor shall ensure that each use of the Copyrights described in
Section 1 of this Agreement carries a complete and accurate copyright notice.

         (c) Grantor shall use its best efforts to preserve and defend Grantor's rights in the Copyrights unless Grantor, with the concurrence of GBC, reasonably determines that a Copyright is not worth preserving or defending.

         (d) Grantor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Grantor all rights of authorship to any

                                      3.

copyrighted material in which Grantor has or may subsequently acquire any right or interest.

    4. LICENSE RIGHTS. Grantor may license or sublicense the Copyrights only in the ordinary course of business and only on a non-exclusive basis, and only to the extent of Grantor's rights and subject to GBC's security interest and Grantor's obligations under this Agreement.

    5. GBC MAY SUPPLEMENT. Grantor authorizes GBC to modify this Agreement by amending SCHEDULE A OR B to include any future copyrights to be included in the Copyrights. Grantor shall from time to time update the lists of Registered Copyrights and Unregistered Copyrights on SCHEDULES A AND B and lists of License Agreements on Schedule C as Grantor obtains or acquires copyrights or grants or obtains licenses in the future. Notwithstanding the foregoing, no failure to so modify this Agreement or amend SCHEDULES A OR B OR C shall in any way affect, invalidate or detract from GBC's continuing security interest in all Copyrights, whether or not listed on SCHEDULE A OR B and all license agreements whether or not listed on SCHEDULE C.

    6. DEFAULT. Upon an Event of Default (as defined in the Loan Agreement) GBC shall have, in addition to all of its other rights and remedies under the Loan Agreement, all rights and remedies of a secured party under the Uniform Commercial Code (as enacted in any jurisdiction in which the Copyrights or other Collateral are located or deemed to be located) or other applicable law. Upon occurrence of an Event of Default, Grantor shall, upon request of GBC, give written notice to all parties to the Licenses that all payments thereunder shall be made to GBC, and GBC may itself give such notice.

    7. FEES AND EXPENSES. On demand by GBC, without limiting any of the terms of the Loan Agreement, Grantor shall pay all reasonable fees, costs, and expenses (including without limitation reasonable attorneys' fees and legal expenses) incurred by GBC in connection with (a) preparing this Agreement and all other documents relating to this Agreement, (b) consummating this transaction, (c) filing or recording any documents (including all taxes in connection therewith) in public offices; and (d) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Copyrights or defending or prosecuting any actions or proceedings arising out of or related to the Copyrights.

    8. GBC'S RIGHTS. In the event that Grantor fails to use its best efforts to preserve and defend Grantor's rights in the Copyrights (except as permitted by paragraph 3(c) hereof) within a reasonable period of time after learning of the existence of any actual or threatened infringement thereof, upon twenty (20) days prior written notice to Grantor, GBC shall have the right, but shall in no way be obligated to, bring suit or take any other action, in its own name or in Grantor's name, to enforce or preserve GBC's or Grantor's rights in the Copyrights. Grantor shall at the request of GBC and at Grantor's expense do any lawful acts and execute any documents requested by GBC to assist with such enforcement. In the event Grantor has not taken action to enforce or preserve GBC's and Grantor's rights in the Copyrights and GBC thereupon takes such action, Grantor, upon

                                      4.

demand, shall promptly reimburse and indemnify GBC for all costs and expenses incurred in the exercise of GBC's or Grantor's rights under this Section 8.

    9. NO WAIVER. No course of dealing between Grantor and GBC, nor any failure to exercise nor any delay in exercising, on the part of GBC, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by GBC shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by GBC.

    10. RIGHTS ARE CUMULATIVE. All of GBC's rights and remedies with respect to the Copyrights and other Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

    11. COPYRIGHT OFFICE. At the request of GBC, Grantor shall execute any further documents necessary or appropriate to create and perfect GBC's security interest in the Copyrights, including without limitation any documents for filing with the United States Copyright Office and/or any applicable state office. GBC may record this Agreement, an abstract thereof, or any other document describing GBC's interest in the Copyrights with the United States Copyright Office, at the expense of Grantor.

    12. INDEMNITY. Grantor shall protect, defend, indemnify, and hold harmless GBC and GBC's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on GBC relating to the matters in this Agreement, including, without limitation, in connection with GBC's defense of any infringement action brought by a third party against GBC.

    13. SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

    14. ENTIRE AGREEMENT. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 5 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving GBC greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to GBC under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

                                      5.

    15. FURTHER ASSURANCES. At GBC's request, Grantor shall execute and deliver to GBC any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate GBC's security interests in the Copyrights or other Collateral.

    16. RELEASE. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, GBC shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate GBC's security interest in the Copyrights, subject to any disposition of the Copyrights which may have been made by GBC pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if GBC enters into any bankruptcy or similar proceeding at a time when any amount paid to GBC could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

    17. TRUE AND LAWFUL ATTORNEY. Grantor hereby appoints GBC as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) execute an abstract of this Agreement or any other document describing GBC's interest in the Copyrights, for filing with the United States Copyright Office; (b) execute any modification of this Agreement pursuant to Section 5 of this Agreement; and (c) following an Event of Default (as defined in the Loan Agreement) execute any assignments, notices or transfer documents for purposes of transferring title or right to receive any of the Copyrights or other collateral to any person, including without limitation GBC.

    18. SUCCESSORS. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of GBC, except as specifically permitted hereby.

    19. GOVERNING LAW. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California, excluding its conflict of law rules to the extent such rules would apply the law of another jurisdiction, and the United States.

    20. WAIVER OF RIGHT TO JURY TRIAL. GBC AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND GRANTOR; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED

                                      6.

WITH GBC OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


    WITNESS the execution hereof as of the date first written above.

                             Grantor:

                             TSW INTERNATIONAL, INC.



                             By: /s/ John Bartels
                                ---------------------------------
                             Title: CFO
                                   ------------------------------


Accepted.

GBC:

GREYROCK BUSINESS CREDIT,
a Division of NationsCredit Commercial Corporation

By:     /s/ [illegible]
   --------------------------------
Title:   CEO
     -----------------------------

                                      7.

                                      Schedule A
                                          to
                                  Security Agreement
                                 in Copyrighted Works

                               TSW INTERNATIONAL, INC.

                                REGISTERED COPYRIGHTS



                        Year of        Registration             Date of
 Title of Work          Creation          Number                Issuance
-----------------       --------       ------------             --------
MPAC-UX 14.1              1989         TX 4-219-145             1/29/96
MPAC-UX 14.2              1989         TX 4-210-797             1/29/96
MPAC-UX 14.3              1990         TX 4-210-796             1/29/96
MPAC-UX 15.0              1991         TX 4-186-585             1/29/96
MPAC-UX 15.1              1992         TX 4-201-672             1/29/96
MPAC-UX 16.0              1992         TX 4-201-675             1/29/96
MPAC-UX 17.0              1994         TX 4-201-667             1/29/96
MPAC-UX-18.0              1995         TX 4-201-666             1/29/96
MPAC-2000 3.3             1991         TX 4-213-189             1/29/96
MPAC-2000 5.0             1994         TX 4-213-190             1/29/96
MPAC-SQL 2.0              1991         TX 4-194-383             1/29/96
MPAC-SQL 2.2              1992         TX 4-194-384             1/29/96
MPAC-SQL 3.1              1994         TX 4-194-382             1/29/96
MPAC-SQL 3.4              1994         TX 4-194-381             1/29/96
MPAC-SQL 3.5              1995         TX 4-194-380             1/29/96
EMPAC 6.0                 1995         TX 4-213-188             1/29/96
EMPAC 6.1                 1995         TXu 728-359              1/29/96
EPS 2.0                   1995         TX 4-186-596             1/29/96
Curator 1.0               1994         TX 4-186-594             1/29/96
Curator 1.1               1994         TX 4-186-593             1/29/96
Curator 2.0               1995         TX 4-213-038             1/29/96

                        Year of        Registration             Date of
 Title of Work          Creation          Number                Issuance
-----------------         --------     ------------             --------
Curator                   1994         TX 4-227-303             1/29/96
Hyperlinking 1.0

Natural Language          1992         TX 4-186-595             1/29/96
for MPAC-SQL 1.0